UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 27, 2004

(Date of earliest event reported)

McDATA Corporation

(Exact name of registrant as specified in its charter)

A Delaware Corporation	000-31257	84-1421844
(State or other Jurisdiction of Incorporation)	Commission File Number	IRS Employer Identification No.

380 Interlocken Crescent, Broomfield, Colorado 80021

(Address of principal executive offices, including Zip Code)

Telephone Number (720) 558-9200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01– Other Events

The Company will hold its annual shareholder meeting on October 27, 2004 at 12:00 noon (MDT) at The Westin Hotel, 10600 Westminster Boulevard, Westminster, Colorado 80020. The record date for the annual shareholder meeting is September 3, 2004.

Additionally, consistent with its previously disclosed stock repurchase plan, over the next year the Company will be utilizing an SEC Rule 10b5-1 repurchase plan for a portion of the authorized plan to allow for purchases of stock even during traditional blackout periods.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCDATA CORPORATION

By:	/s/ THOMAS O. MCGIMPSEY
Thomas O. McGimpsey Vice President, General Counsel and Business Development

Dated: August 27, 2004

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